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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-11 of our report dated March 16, 1998 relating to Union Planters Mortgage Finance Corp.'s balance sheet as of December 30, 1997, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ Price Waterhouse LLP
Memphis, Tennessee
March 20, 1998